UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2008

Air Products and Chemicals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4534	23-1274455
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania		18195-1501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 481-4911

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On June 9, 2008, the Company announced that it has sold its non-pressure emulsions businesses and related production facilities in Elkton, Md., and Piedmont, S.C., to Ashland Inc. for $92 million. A copy of the press release is attached as Exhibit 99.1. The press release is being furnished; it is not deemed to be filed.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated June 9, 2008. Air Products Sells Non-Pressure Emulsions Business.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.

June 9, 2008	By:	Paul E. Huck

Name: Paul E. Huck
Title: Senior Vice Pesident and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 9, 2008.